Entravision Communications

Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

SECOND QUARTER 2025 RESULTS

BURBANK, CALIFORNIA, August 5, 2025 – Entravision Communications Corporation (NYSE: EVC), a media and advertising technology company, today announced financial results for its second quarter ended June 30, 2025.

"While our Media segment net revenue decreased 8% compared to the second quarter of 2024, we're encouraged by the sequential improvement from the first quarter of 2025 and the achievement of positive operating profit, further validating our expanded sales capacity in that segment and tight control of operating expenses,” said Michael Christenson, Chief Executive Officer. "We are also pleased to report the improved performance and execution of our Advertising and Technology Services segment in the second quarter of 2025, with net revenue increasing 66% year-over-year. This growth reflects the successful expansion of our sales capacity and the integration of AI capabilities into our proprietary technology platform."

Mr. Christenson continued, “Our balance sheet is strong and we made a voluntary debt prepayment of $10 million in the second quarter of 2025. Furthermore, following the end of the quarter, we entered into an amendment to our credit agreement, to increase our financial stability and accelerate debt reduction.”

Highlights

Entravision reports its operating results for two segments. The Media segment provides video, audio and digital marketing services to local and national advertisers in the U.S. The Advertising Technology & Services segment provides programmatic advertising technology and services to advertisers and mobile app developers on a global basis.

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Consolidated net revenue increased 22% for second quarter 2025 compared to second quarter 2024.
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Media segment net revenue decreased 8% for second quarter 2025 compared to second quarter 2024, primarily due to a decrease in broadcast advertising revenue and a decrease in retransmission consent revenue, partially offset by an increase in digital advertising revenue, and an increase in spectrum usage rights revenue.
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Advertising Technology & Services segment net revenue increased 66% for second quarter 2025 compared to second quarter 2024, primarily due to increases in advertising revenue including advertising spend per client.
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Segment operating profit was $5.5 million for second quarter 2025, a decrease of 28% compared to second quarter 2024.
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Media segment operating profit was $0.4 million for second quarter 2025, a decrease of 94% compared to second quarter 2024.
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Advertising Technology & Services segment operating profit was $5.2 million for second quarter 2025, an increase of 190% compared to second quarter 2024.
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Corporate expenses decreased 41% for second quarter 2025 compared to second quarter 2024, primarily due to expense reductions in salaries and bonus, severance, non-cash compensation, rent and professional services.
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The company made a $10 million voluntary debt prepayment and paid a dividend of $4.5 million in second quarter 2025.
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The company entered into a strategic amendment to its credit agreement subsequent to the end of the quarter, on July 15, intended to accelerate debt reduction and provide additional financial stability and flexibility.
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The company had $69.3 million in cash and cash equivalents and marketable securities as of June 30, 2025, compared to $100.6 million as of December 31, 2024. Net cash provided by operating activities was $7.8 million for second quarter 2025.
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Entravision’s board of directors approved a quarterly cash dividend to shareholders of $0.05 per share on the company's Class A and Class U common stock. The dividend is payable on September 30, 2025 to shareholders of record as of the close of business on September 16, 2025.

Entravision Communications

Strategic Initiatives

Entravision is focused on several key strategies and initiatives for 2025 and beyond:

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Provide Trusted News and Content. We are dedicated to serving our audiences as a trusted provider of news, information and entertainment. We believe local news is an important strategic initiative as a local broadcaster and have doubled our local news production over the past year.
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Grow Local Sales and Digital Advertising Solutions. In late 2024 and early 2025 we made changes to our Media sales leadership and invested in hiring additional local salespeople and digital marketing specialists to drive growth in local and digital advertising sales.
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Grow Advertising Technology & Services. Our Advertising Technology & Services business has shown significant revenue growth and future growth potential. Our focus includes continuing to strengthen our proprietary technology platform and algorithms and hire additional key sales personnel, particularly in the U.S.
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Control Expenses and Drive Cost Efficiencies. Our strategy is to invest in content, technology and local sales in order to drive revenue, while controlling the costs of supporting services and corporate expense.
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Maintain a Strong Balance Sheet. Entravision is focused on long-term financial stability and flexibility, including maintaining a strong balance sheet with low leverage.

Notice of Conference Call

Entravision will hold a conference call to discuss its second quarter 2025 results on Tuesday, August 5, 2025 at 5:00 p.m. Eastern Time. To access the conference call, please dial 1-800-717-1738 or 1-646-307-1865 ten minutes prior to the start time. The call will also be available via live webcast on the “Investor” section of the company's website at investor.entravision.com.

About Entravision Communications Corporation

Entravision is a media and advertising technology company. In the U.S., we provide video, audio and digital marketing services to local and national advertisers through a portfolio of television and radio stations and digital advertising services that target Latino audiences. Our advertising technology business provides programmatic advertising technology and services to advertisers and app developers on a global basis. Entravision is the largest affiliate group of the Univision and UniMás television networks. Shares of Entravision Class A Common Stock trade on the NYSE under the ticker: EVC. Learn more about us at entravision.com.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

For more information, please contact:

Mark Boelke	Roy Nir
Chief Financial Officer	VP, Financial Reporting and Investor Relations
Entravision	Entravision
310-447-3870	310-447-3870
ir@entravision.com	ir@entravision.com

# # #

(Financial Tables Follow)

Entravision Communications

Entravision Communications Corporation

Segment Results (Unaudited)

(In thousands)

	Three-Month Period			Six-Month Period
	Ended June 30,		%	Ended June 30,		%
	2025	2024	Change	2025	2024	Change
Net revenue
Media	$45,413	$49,233	(8)%	$86,390	$94,999	(9)%
Advertising Technology & Services	55,322	33,421	66%	106,196	65,831	61%
Consolidated	100,735	82,654	22%	192,586	160,830	20%

Cost of revenue
Media	4,651	4,129	13%	7,917	7,007	13%
Advertising Technology & Services	33,359	20,295	64%	63,565	40,075	59%
Consolidated	38,010	24,424	56%	71,482	47,082	52%

Direct operating expenses
Media	26,795	26,140	3%	53,345	52,763	1%
Advertising Technology & Services	10,917	5,616	94%	19,869	10,794	84%
Consolidated	37,712	31,756	19%	73,214	63,557	15%

Selling, general and administrative expenses
Media	11,006	9,764	13%	21,811	19,741	10%
Advertising Technology & Services	5,447	4,599	18%	10,148	8,956	13%
Consolidated	16,453	14,363	15%	31,959	28,697	11%

Depreciation and amortization
Media	2,607	3,304	(21)%	5,577	6,591	(15)%
Advertising Technology & Services	420	1,124	(63)%	927	2,576	(64)%
Consolidated	3,027	4,428	(32)%	6,504	9,167	(29)%

Segment operating profit (loss)
Media	354	5,896	(94)%	(2,260)	8,897	*
Advertising Technology & Services	5,179	1,787	190%	11,687	3,430	241%
Consolidated	5,533	7,683	(28)%	9,427	12,327	(24)%

Corporate expenses	6,375	10,811	(41)%	14,163	23,059	(39)%
Change in fair value of contingent consideration	-	240	(100)%	-	20	(100)%
Impairment charge	-	-	*	23,673	-	*
Loss on lease abandonment	-	-	*	25,191	-	*
Foreign currency (gain) loss	6	(24)	*	18	241	(93)%
Operating income (loss)	(848)	(3,344)	(75)%	(53,618)	(10,993)	388%

Interest expense	$(4,037)	$(4,118)	(2)%	$(7,700)	$(8,561)	(10)%
Interest income	619	577	7%	1,224	1,155	6%
Dividend income	1	-	*	1	10	(90)%
Realized gain (loss) on marketable securities	3	4	(25)%	4	(109)	*
Gain (loss) on debt extinguishment	(38)	(51)	(25)%	(38)	(91)	(58)%
Income (loss) before income taxes	(4,300)	(6,932)	(38)%	(60,127)	(18,589)	223%

Capital expenditures
Media	$1,970	$1,532		$4,330	$3,526
Advertising Technology & Services	301	191		325	267
Consolidated	$2,271	$1,723		$4,655	$3,793

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations (Unaudited)

(In thousands, except share and per share data)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2025	2024	2025	2024
Net revenue	$100,735	$82,654	$192,586	$160,830

Expenses:
Cost of revenue	38,010	24,424	71,482	47,082
Direct operating expenses	37,712	31,756	73,214	63,557
Selling, general and administrative expenses	16,453	14,363	31,959	28,697
Corporate expenses	6,375	10,811	14,163	23,059
Depreciation and amortization	3,027	4,428	6,504	9,167
Change in fair value of contingent consideration	—	240	—	20
Impairment charge	—	—	23,673	—
Loss on lease abandonment	—	—	25,191	—
Foreign currency (gain) loss	6	(24)	18	241
Total expenses	101,583	85,998	246,204	171,823
Operating income (loss)	(848)	(3,344)	(53,618)	(10,993)
Interest expense	(4,037)	(4,118)	(7,700)	(8,561)
Interest income	619	577	1,224	1,155
Dividend income	1	—	1	10
Realized gain (loss) on marketable securities	3	4	4	(109)
Gain (loss) on debt extinguishment	(38)	(51)	(38)	(91)
Income (loss) before income taxes	(4,300)	(6,932)	(60,127)	(18,589)
Income tax benefit (expense)	800	10,664	8,852	14,811
Net income (loss) from continuing operations	(3,500)	3,732	(51,275)	(3,778)
Net income (loss) from discontinued operations, net of tax	163	(35,412)	(28)	(76,792)
Net income (loss) attributable to common stockholders	$(3,337)	$(31,680)	$(51,303)	$(80,570)

Basic and diluted earnings per share:
Net income (loss) per share from continuing operations, basic and diluted	$(0.04)	$0.04	$(0.56)	$(0.04)

Net income (loss) per share from discontinued operations, basic and diluted	$0.00	$(0.39)	$(0.00)	$(0.86)

Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.04)	$(0.35)	$(0.56)	$(0.90)

Cash dividends declared per common share, basic and diluted	$0.05	$0.05	$0.10	$0.10

Weighted average common shares outstanding, basic and diluted	90,976,288	89,820,737	90,976,288	89,669,397
Weighted average common shares outstanding, diluted	90,976,288	90,721,280	90,976,288	89,669,397

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets (Unaudited)

(In thousands)

	June 30,	December 31,
	2025	2024
ASSETS
Current assets
Cash and cash equivalents	$64,508	$95,914
Marketable securities	4,770	4,694
Restricted cash	791	786
Trade receivables, net of allowance for doubtful accounts	78,426	68,319
Prepaid expenses and other current assets	22,337	16,587
Assets held for sale	7,247	—
Total current assets	178,079	186,300
Property and equipment, net	47,669	60,616
Intangible assets subject to amortization, net	3,505	4,417
Intangible assets not subject to amortization	149,276	177,276
Goodwill	7,352	7,352
Deferred income taxes	2,924	2,650
Operating leases right of use asset	21,709	40,762
Other assets	7,484	7,905
Total assets	$417,998	$487,278
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$5,000	$-
Accounts payable and accrued expenses	59,075	53,882
Operating lease liabilities	7,648	7,744
Total current liabilities	71,723	61,626
Long-term debt, less current maturities, net of unamortized debt issuance costs	172,110	186,958
Long-term operating lease liabilities	39,710	42,101
Other long-term liabilities	12,647	12,168
Deferred income taxes	31,799	38,405
Total liabilities	327,989	341,258
Stockholders' equity
Class A common stock	8	8
Class U common stock	1	1
Additional paid-in capital	810,785	815,532
Accumulated deficit	(720,023)	(668,720)
Accumulated other comprehensive income (loss)	(762)	(801)
Total stockholders' equity	90,009	146,020
Total liabilities, redeemable noncontrolling interest and equity	$417,998	$487,278

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows (Unaudited)

(In thousands)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net income (loss) attributable to common stockholders	$(3,337)	$(31,680)	$(51,303)	$(80,570)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,027	5,992	6,504	13,125
Impairment charge	—	—	23,673	49,438
Loss on lease abandonment	—	—	25,191	—
Deferred income taxes	(5,412)	4,438	(6,879)	214
Non-cash interest	404	68	580	160
Amortization of syndication contracts	111	114	221	227
Payments on syndication contracts	(111)	(114)	(220)	(229)
Non-cash stock-based compensation	2,685	3,287	5,298	8,734
(Gain) loss on marketable securities	(3)	(4)	(4)	109
(Gain) loss on disposal of property and equipment	2	86	6	183
Loss (gain) on the sale of businesses	—	45,014	—	45,014
(Gain) loss on debt extinguishment	38	51	38	91
Change in fair value of contingent consideration	—	(11,128)	—	(12,548)
Net income (loss) attributable to redeemable noncontrolling interest - discontinued operations	—	—	—	(2,779)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	479	(19,887)	(9,981)	9,586
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	8,181	(12,440)	(1,348)	(19,590)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	1,764	33,899	808	39,906
Net cash provided by (used in) operating activities	7,828	17,696	(7,416)	51,071
Cash flows from investing activities:
Proceeds from sale of businesses, net of cash divested	—	(42,967)	—	(42,967)
Purchases of property and equipment	(2,161)	(1,994)	(4,804)	(4,737)
Purchases of marketable securities	(747)	—	(965)	—
Proceeds from sale of marketable securities	561	1,177	947	10,019
Proceeds from loan receivable	—	10,748	—	10,748
Net cash provided by (used in) investing activities	(2,347)	(33,036)	(4,822)	(26,937)
Cash flows from financing activities:
Tax payments related to shares withheld for share-based compensation plans	—	—	—	(27)
Payments on debt	(10,000)	(10,000)	(10,000)	(20,275)
Dividends paid	(4,549)	(4,496)	(9,098)	(8,972)
Distributions to noncontrolling interest	—	—	—	(1,078)
Payment of contingent consideration	—	(13,400)	—	(14,300)
Principal payments under finance lease obligation	(32)	(33)	(65)	(74)
Net cash provided by (used in) financing activities	(14,581)	(27,929)	(19,163)	(44,726)
Effect of exchange rates on cash, cash equivalents and restricted cash	—	—	—	(2)
Net increase (decrease) in cash, cash equivalents and restricted cash	(9,100)	(43,269)	(31,401)	(20,594)
Cash, cash equivalents and restricted cash:
Beginning	74,399	129,184	96,700	106,509
Ending	$65,299	$85,915	$65,299	$85,915